SHARE INCENTIVE PLAN - Summary of terms and conditions for estimated fair value of awards granted (Details) - Adlai Share Incentive Plan	Dec. 06, 2023	Apr. 21, 2023	Oct. 01, 2022	Jul. 01, 2022	Apr. 01, 2022	Jan. 01, 2022
SHARE INCENTIVE PLAN
Dividend yield (%)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Expected volatility (%)	49.90%	49.68%	48.82%	48.88%	48.78%	48.73%
Risk-free interest rate (%)	4.30%	3.98%	3.98%	3.03%	2.52%	1.66%
Expected life of options (year)	10.00	10.00	10.00	10.00	10.00	10.00